                                                                    EXHIBIT 10.2

                                LOAN AGREEMENT

     This Loan Agreement, dated as of April 15th 1997, is entered into by
                                            ----
and between INCO HOMES CORPORATION, a Delaware corporation ("Borrower"), and FRANK J. FERTITTA, Trustee of the FRANK J. FERTITTA AND VICTORIA K. FERTITTA REVOCABLE TRUST, as to an undivided 80% interest; USA COMMERCIAL MORTGAGE COMPANY, INC., a Nevada corporation, as to an undivided 20% interest (collectively, "Lender").

SECTION 1: DEFINITIONS AND ACCOUNTING TERMS.
           --------------------------------

     1.1  Defined Terms.  As used in this Agreement, the following terms shall
          -------------
have the meanings set forth respectively after each:

     "Agreement" means this Loan Agreement.

     "Assignment of Permits, Licenses, Franchises and Authorizations" means the Assignment of Permits, Licenses, Franchises and Authorizations executed by Borrower.

     "Assignment of Rents" means the assignment of rents contained in the Deed of Trust.

     "Borrower Disbursement" means the amount payable to Borrower from the Control Account pursuant to Section 3.9.

     "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a legal holiday in Nevada.

     "Control Account" shall have the meaning set forth in Section 3.6 hereof.

     "Control Account Escrow Agreement" shall mean the Control Account Escrow Agreement and Security Agreement by and among Borrower, Lender and the Disbursement Agent which shall govern the Control Account.

     "Deed of Trust" means the Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith, executed by Borrower in favor of Lender with respect to the Property or portions thereof, either as originally executed or as it may from time to time be supplemented, modified or amended.

     "Default Rate" shall have the meaning set forth in the Note.

     "Disbursement Agent" means K & E Loan Servicing, Inc., Las Vegas, Nevada.

     "Events of Default" means each of those events so designated in Section 8.1 of this Agreement.
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     "Financing Statement" means financing statement(s) of even date herewith, executed by Borrower in favor of Lender with respect to the Personal Property.

     "First Parcel" means lots 1 through 24, inclusive, and 48 through 62, inclusive, as shown on the tentative map for Tract 15793.

     "Governmental Agency" means any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, court, administrative tribunal or public utility.

     "Improvements" means the improvements constructed, or to be constructed, on the Property.

     "Laws" means, collectively, all federal, state and local laws, rules, regulations, ordinances and codes.

     "Loan" means the loan to be made by Lender to Borrower pursuant to Section 3 hereof.

     "Loan Documents" means, collectively, this Agreement, the Note, the Security Documents, the Project Assignments and the Guaranties in each case either as originally executed or as the same may from time to time be supplemented, modified or amended.

     "Lot(s)" means any of the single-family residential lots shown or to be shown on the tract map(s) covering the Real Property.

     "Maturity Date" means the date which is twelve (12) months after the Effective Date, as such is defined in Section 3.12 below.

     "Net Sales Proceeds" shall have the meaning given it in Section 3.4 below.

     "Note" means the promissory note of even date herewith, in the original principal amount of One Million Dollars ($1,000,000.00), executed by Borrower in favor of Lender to evidence the Loan, either as originally executed or as it may from time to time be supplemented, modified or amended.

     "NRS" means the Nevada Revised Statutes, as amended from time to time.

     "Operation" means the operation of Borrower's business on the Property, including the operation, sales, leasing, running and maintenance of the Property and the Improvements.

     "Permitted Exceptions" means the matters identified in EXHIBIT "A" attached hereto and made part hereof.

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     "Person" means any entity, whether an individual, trustee, corporation, partnership, trust, unincorporated organization or otherwise.

     "Personal Property" means all present and future personal property (including the Project Documents) of Borrower of every kind and nature, whether tangible or intangible, now or hereafter located at, upon or about the Property, or used or to be used in connection with or relating or arising with respect to the Property and/or the Project, including but not limited to the property described in the Deed of Trust.

     "Project" means the project for the construction of the Improvements and the development of the Property, as such exists at any time.

     "Project Assignments" means, collectively, the Assignment of Permits, Licenses, Franchises and Authorizations and any other such assignment made by Borrower to Lender.

     "Project Documents" means, collectively, all agreements, documents, instruments and materials of whatever kind or nature relating to the Project, including but not limited to: (a) the improvement plans and all other plans, specifications and drawings relating to the Project, (b) all approvals, consents, licenses and permits issued, or to be issued, by any Governmental Agency in connection with the Project, (c) any architect's contract, the engineer's contract, the construction contract, or any other agreements relating to the Project between Borrower and any contractor, subcontractor, independent project manager or supervisor, architect, engineer, laborer or supplier of materials, and (d) any take-out, refinancing or permanent loan commitment issued to Borrower with respect to the Property.

     "Property" means, collectively, the Real Property, the Improvements, and any other buildings, structures, or improvements now or hereafter located on all or any portion of the Real Property and the Personal Property

     "Real Property" means the real property and interests in real property described in EXHIBIT "B".

     "Second Parcel" means 25 through 47, inclusive, in Parcel 1, as shown on the tentative map for Tract 15793.

     "Security Agreement" means the security agreement contained in the Deed of Trust.

     "Security Documents" means the Deed of Trust, the Financing Statement, the Control Account Escrow Agreement and any other mortgage, deed of trust, assignment of leases, security agreement or assignment executed to secure the Note, either as originally executed or as they may from time to time be supplemented, modified or amended.

     "Title Company" means Orange Coast Title Company, Colton, California.

     "Title Policy" means the policy of title insurance and endorsements thereto required by this Agreement as a condition to the first Disbursement.

     "Use" means ownership, use, development, construction, maintenance, management, operation or occupancy.

     1.2    Use of Defined Terms.  Any defined term used in the plural shall
            --------------------
refer to all members of the relevant class, and any defined term used in the singular shall refer to any number of the members of the relevant class. Any reference to the Loan Documents and other instruments, documents and agreements shall include such Loan Documents and other instruments, documents and agreements as originally executed or as the same may be supplemented, modified or amended.

     1.3    Accounting Terms.  All accounting terms not specifically defined
            ----------------
in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, generally accepted accounting principles applied on a consistent basis.

     1.4    Exhibits.   All exhibits to this Agreement, either as now existing
            --------
or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference.

SECTION 2:  RECITALS.
            --------

     Borrower has applied to Lender for a Loan to acquire the Real Property. Lender is willing to make the Loan to Borrower on the terms and conditions contained in this Agreement and the other Loan Documents.

SECTION 3:  THE LOAN.
            --------

     3.1    Amount of the Loan; Advance By Lender. Subject to the terms and
            -------------------------------------
conditions set forth in this Agreement, Lender agrees to make a loan (the "Loan") to Borrower in a principal amount of One Million Dollars ($1,000,000.00) (the "Loan Amount"), the disbursement of which by Lender is subject to the term and conditions of the Loan Documents.

     On the Effective Date, Lender shall disburse: (i) the sum of $700,000.00 to Borrower in cash or clear funds for use in acquiring the Real Property; and (ii) $200,000.00 to the Disbursement Agent, which shall constitute the interest reserve. The remaining

$100,000.00 of the Loan Amount shall represent the loan fee payable to USA Commercial Mortgage Company, Inc. pursuant to the Placement Agreement.

     3.2    Repayment of the Loan.  The Loan shall be evidenced by the Note,
            ---------------------
shall bear interest at the rate set forth in the Note, and shall be repaid in accordance with the terms of the Note. The principal balance outstanding under the Note, and all accrued and unpaid interest under the Note, and all other indebtedness and obligations of Borrower owing under any and all of the Loan Documents shall be due and payable in full on the Maturity Date.
Notwithstanding anything herein to the contrary, interest shall commence accruing on the Loan amount as to each individual Lender on the date that Lender deposits his portion of the Loan Amount into the Loan escrow.

     3.3    Prepayment. Borrower agrees that all loan fees and any prepaid
            ----------
finance charges are fully earned as of the date hereof and will not be subject to refund upon early payment (whether voluntary or as a result of default). Subject to the foregoing, at any time prior to the Maturity Date, Borrower may prepay this Note in full only.

     3.4    Partial Release of Lots. So long as no Event of Default has occurred
            -----------------------
and is continuing, Lender shall release individual or multiple Lots from the lien and operation of the Deed of Trust upon satisfaction in Lender's reasonable discretion of the following requirements:

                    (i) the payment to the Control Account (as hereafter defined), directly from the home sale escrow, of the "Net Sale Proceeds" (as defined below) received from the sale of such Lot or Lots;

                    (ii) the progress of construction on the project is on schedule, and construction has, to date, passed architectural inspections and there exists no material cost overruns; and

                    (iii) Borrower pays all costs and expenses in connection with such release and reconveyance.

As used herein, "Net Sale Proceeds" shall equal the total gross proceeds to be received by Borrower from the sale, including option and upgrade proceeds, less:
(a) customary closing costs and title fees payable by Borrower; (b) real estate commissions payable by Borrower, provided that sales commissions payable to any real estate company affiliated with Borrower, shall not exceed 1.5% of the gross sales price; and (c) all amounts payable by Borrower to Borrower's construction lender whose loan is also secured by the Lot to be released (as such amount is defined in such lender's loan documents) to cause the release of the lien of the construction loan on the Lot.

     3.5    Lot Sales Prices and Sales Escrow.  Borrower shall not, without
            ---------------------------------
Lender's prior written consent, sell any Lot without a home constructed thereon. Borrower shall also not sell any Lot for a gross sales price that is less than that set forth on EXHIBIT "C" attached hereto. Borrower shall furnish to Lender copies of all of its instructions to escrow regarding each sale for one or more Lots. Borrower shall also provide to Lender copies of the escrow settlement statements regarding each such sale which statements shall be certified by the escrow agent to be true and correct. Borrower's instruction to each such escrow shall provide that Lender's funds shall be segregated and deposited in interest-bearing accounts until disbursed to Lender.

     3.6    Control Account.  As provided in Section 3.4 above, the Net Sales
            ---------------
Proceeds from each Lot shall be paid to a control account ("Control Account") administered by the Disbursement Agent in accordance with the Control Account Escrow Agreement and Security Agreement by and between Lender, Borrower and Disbursement Agent executed concurrently herewith. Such proceeds shall be paid to and shall accumulate in Control Account for the benefit of Lender. The principal balance of the Note shall not be reduced at the time said proceeds are paid to the Control Account. Such funds shall be invested and earn interest in accordance with the Control Account Escrow Agreement. Borrower agrees and acknowledges, for the reliance and benefit of Lender, that it shall continue to pay interest on the entire principal balance of the Note throughout the term hereof notwithstanding the fact that loan funds are being held in the Control Account, and notwithstanding the Control Account balance. Said proceeds shall be held in the Control Account and disbursed to Lender on the first business day of each calendar month following a month in which a minimum of $25,000.00 shall have accumulated in the Control Account. No disbursement shall be made for any month in which less than $25,000.00 shall have accumulated. At the time of each disbursement, Disbursement Agent shall disburse (i) so long as the conditions set forth in Sections 3.8 and 3.9, below, are satisfied for that month, the Option Reimbursements and Borrower Disbursement for that month; and (ii) the remainder to the Lender in to reduce the outstanding balance of the Loan. The principal balance of the Loan shall only be reduced by the amount of the disbursements by Disbursement Agent to Lender.

     Upon the occurrence of an Event of Default hereunder, Lender may close the Control Account and withdraw all funds therefrom. In such event, Borrower's obligation to pay interest on those funds withdrawn shall cease, and the amount so withdrawn shall be applied to Borrower's then outstanding indebtedness to Lender hereunder.

     3.7    Subordination.  So long as no Event of Default has occurred and is
            -------------
continuing, and subject to the conditions contained in this Section, Lender shall subordinate the lien of the Deed of Trust, to the lien of the deed of trust and any related security documents which shall secure Borrower's construction financing on the Property. Lender shall never subordinate to any lower than second priority position as to any Lot. Said subordination shall be as to only thirty-nine (39) Lots at any one time (i.e., once any such subordinated Lots have been released pursuant to Section 3.4 above, Lender shall subordinate as to additional Lots, up to the limit of 39 at any one time). Lender must review and approve the terms and conditions of the construction loan documents for any loan to which Lender is asked to subordinate. Borrower shall pay all of Lender's costs, including attorney's fees, incurred in connection with any subordination request.

     3.8    Option/Upgrade Reimbursement.   The amount of any option/upgrade
            ----------------------------
premiums paid by each home buyer shall be determined from the face of the contract between Borrower and that home buyer. So long as no Event of Default has occurred and is continuing, at the time of each disbursement from the Control Account, the Disbursement Agent shall also disburse to Borrower a sum equal to fifty percent (50%) of the total option/upgrade premium paid with respect to each Lot for which Net Sales Proceeds were paid to the Control Account since the prior disbursement (the "Option Reimbursement"). Borrower's right to receive such reimbursements shall be reduced or abated by an amount (to be determined by Lender) as may be necessary to allow the payment to Lender of Lender's Minimum Payment (as defined herein) for each Lot which has been released pursuant to Section 3.4. Once the Lender has received the full Lender's Minimum Payment for each Lot it has released, and so long as such payments are maintained, Borrower shall receive the full reimbursement. If an Event of Default has occurred and is continuing, no such reimbursement shall be made, nor shall there be any accrual thereof, said sum to be paid to Lender's to reduce the outstanding balance of the Loan.

     3.9    Borrower Disbursement.  So long as Lender has received  payment from
            ---------------------
the Control Account equal to at least $16,130.00 per Lot ("Lender's Minimum Payment") for each Lot which has been released pursuant to Section 3.4 above during the prior month, Borrower shall receive, on a monthly basis, payments from the Control Account equal to $6,000.00 per Lot for each Lot which has been released pursuant to Section 3.4 hereof during the prior month (the "Borrower Disbursement"). Borrower's right to receive the Borrower Disbursement shall be reduced or abated by an amount (to be determined by Lender) as may be necessary to allow the payment to Lender of Lender's Minimum Payment for each Lot which has been released pursuant to Section 3.4. Once the Lender has received the full Lender's Minimum Payment for each Lot it has released, and so long as such payments are maintained, Borrower shall receive the full Borrower's Disbursement. If an Event of Default has occurred and is continuing, no Borrower's Disbursement shall be made, nor shall there be any accrual thereof, said sum to be paid to Lender's to reduce the outstanding balance of the Loan.

     3.10   Interest Reserve.  At the closing of the Loan, Loan proceeds in the
            ----------------
amount of $200,000.00 shall be deposited as an interest reserve (the "Interest Reserve") with the Disbursement Agent. The Interest Reserve shall be disbursed monthly directly to Lender, without any instruction or request for disbursement from Borrower, in payment of interest which accrues and becomes due under the Note. Lender shall provide Borrower with a monthly interest statement setting forth the amount of interest accrued each month under the Note. Depletion of the Interest Reserve shall not release Borrower from any of Borrower's obligations under the Loan Documents, including but not limited to the obligation to pay interest accruing under the Note. After the depletion of the Interest Reserve, or so long as any condition to the making of any disbursement under this Agreement has not been satisfied, all interest payments under the Note shall be made by Borrower using its own funds; provided that Lender at its option and in its sole discretion may make disbursements from the Interest Reserve notwithstanding that all such conditions may not have been satisfied. All interest earned on the Interest Reserve funds while on deposit with the Disbursement Agent shall be added to the Interest Reserve funds and upon full repayment of the Note, so long as no Event of Default has occurred and is continuing, shall be payable to, or for the benefit of, Borrower.

     3.11   Security.  The indebtedness evidenced by the Note, and all other
            --------
indebtedness and obligations of Borrower under the Loan Documents, shall be secured by the Security Documents. The Deed of Trust shall initially have first position priority as to the First Parcel and a second position priority as to the Second Parcel, junior to the purchase money deed of trust of Borrowers' seller. Lender shall subordinate the priority of the Deed of Trust only in accordance with Section 3.7; provided that the Deed of Trust shall never be lower than second priority position as to any portion of the Real Property.

     3.12   Effective Date.  Borrower and Lender agree that the date of the Loan
            --------------
Documents is for reference purposes only and the effective date ("Effective Date") of the delivery and the transfer to Lender of the security under the Loan Documents and of Borrower's and Lender's obligations under the Loan Documents is the date of recordation of the Deed of Trust in the office of the County Recorder of the county where the Property is located.

SECTION 4: CONDITIONS TO FUNDING.
           ---------------------

     The obligation of Lender to fund the Loan is subject to the following conditions precedent:

          (a) Borrower shall, at its sole expense, deliver or cause to be delivered to Lender, in form and substance satisfactory to Lender:

                     (i)      the original Note;

                    (ii)      the original Deed of Trust;

                   (iii)      the original Financing Statement;

                    (iv)      the original Project Assignments;

                     (v) an ALTA form extended coverage lender's policy of title insurance (the "ALTA Title Policy"), or evidence of a commitment therefor, issued by an insurer satisfactory to Lender, together with such endorsements and binders thereto as may be required by Lender pursuant to Section 6.12 hereof, in a policy amount of not less than the face amount of the Note, insuring the Deed of Trust to be a valid first priority lien on the First Parcel and a valid second priority lien on the Second Parcel and showing the Property to be subject only to the Permitted Exceptions;

          (b) certified copies of, or certificates evidencing, all insurance policies required to be delivered pursuant to this Agreement;

          (c) current Financial Statement and last filed federal tax return for Borrower;

          (d) such additional agreements, certificates, reports, approvals, instruments, documents, financing statements, consent and opinions as Lender may request; including, without limitation, a soils report for the Real Property (including, without limitation, all determinations required by Lender with respect to hazardous waste (as such term is defined in the Environmental Indemnities) and water located on the Real Property);

                     (i) the Deed of Trust shall have been recorded in the Official Records of the county in which the Real Property is located;

                    (ii) the Financing Statement shall have been filed for record in the Official Records of the county in which the Property is located and with the Nevada Secretary of State; and

                   (iii) Lender shall have reviewed and approved the Permitted Exceptions.

SECTION 5: REPRESENTATIONS AND WARRANTIES BY BORROWER.
           ------------------------------------------

     5.1    Formation, Qualification and Powers of Borrower.  Borrower is a
            -----------------------------------------------
corporation duly formed and validly existing under the laws of the State of Delaware and has all requisite power and authority to conduct its business, to own its properties, and to execute, deliver and perform all of its obligations under the Loan Documents.

     5.2    Authority and Compliance with Instruments and Government
            --------------------------------------------------------
Regulations. The execution, delivery and performance by Borrower of all of its
-----------
obligations under each Loan Document have been duly authorized by all necessary action and do not and will not:

            (a) require any consent or approval not heretofore obtained of any Person holding any security or interest or entitled to receive any security or interest in Borrower;

            (b) violate any provision of any corporation document or certificate of Borrower;

            (c) result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest, claim, charge, right of others or other encumbrance of any nature, other than under the Loan Documents, upon or with respect to any property now owned or leased or hereafter acquired by Borrower;

            (d) violate any provision of any Law, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower;

            (e) result in a breach of or constitute a default under, cause or permit the acceleration of any obligation owed under, or require any consent under, any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which Borrower or any property of Borrower, is bound or affected; and Borrower is not in default in any respect that is materially adverse to the interest of Lender or that would have any material adverse effect on the financial condition of Borrower or the conduct of its business under any Law, order, writ, judgment, injunction, decree, determination, award, indenture, agreement, lease or instrument described in Sections 5.2(d) and 5.2(e).

     5.3    No Governmental Approvals Required.  No authorization, consent,
            ----------------------------------
approval, order, license, exemption from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize, or is otherwise required in connection with:

            (a) the execution and delivery by Borrower, and the performance by Borrower of the Loan Documents; or

            (b) the creation of the liens, security interests or other charges or encumbrances described in the Security Documents; except that filing and/or recording may be required to perfect Lender's interest under the Security Documents.

     5.4    Binding Obligations. The Loan Documents, when executed and
            -------------------
delivered, will constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms.

     5.5    Financial Statements. Borrower has furnished to Lender a copy of the
            --------------------
most recent publicly issued financial statements relating to Borrower's financial condition and Borrower represents and warrants to Lender that such financial statements present fairly the financial position of Borrower as at the date thereof.

     5.6    No Material Adverse Change.  Borrower represents and warrants to
            --------------------------
Lender that there has been no material adverse change in the condition, financial or otherwise of Borrower since the date of the financial statements described in Section 5.5; since that date, Borrower has not entered into any material transaction not disclosed in such financial statements; Borrower has no material liabilities or contingent liabilities not reflected or disclosed in such financial statements; and there are no material mortgages, deeds of trust, pledges, liens, security interests, claims, charges, right of others or encumbrances (including liens or retained security titles of conditional vendors) of any nature whatsoever on any property of Borrower, and no material indebtedness, not disclosed in such financial statements.

     5.7    Tax Liability. Borrower has filed all tax returns (federal, state
            -------------
and local) required to be filed and have paid all taxes shown thereon to be due and all property taxes due, including interest and penalties, if any. Borrower has established and is maintaining adequate reserves for tax liabilities, if any.

     5.8    Compliance with Laws.  Borrower is in compliance in all material
            --------------------
respects with all Laws and other requirements applicable to their business and have obtained all authorizations, consents, approvals, order, licenses and exemptions from, and have accomplished all filings, registrations or qualifications with, any Governmental Agency that is necessary for the transaction of their business.

     5.9    Compliance with Requirements.  Borrower shall timely comply with all
            ----------------------------
applicable covenants, conditions and restrictions, Laws and other requirements relating to the Property, and all necessary approvals, consents, licenses and permits of any Governmental Agency have been regularly and finally received with respect thereto, including without limitation each of the following as applicable:

            (a) all zoning, land use and planning requirements;

            (b) subdivision and/or parcel map requirements, including without limitation requirements of applicable Law regarding subdivisions, parcel maps and the division of land into lots or parcels;

            (c) environmental requirements and preparation and approval of any necessary environmental impact statements or reports;

            (d) all requirements regarding the provision of all necessary utilities to the Real Property including the irrevocable allocation to the Property of sufficient domestic and fire protection water service to the Property;

            (e) all requirements imposed by any public utility in connection with the supply of utilities to the Property; and

            (f) all requirements imposed in connection with any approval, consent, license or permit issued or required by any Governmental Agency in connection with the Project.

     5.10   Litigation.  There are no actions, suits or proceedings pending or
            ----------
threatened against or affecting Borrower or any property of Borrower before any court or Governmental Agency that would have a material adverse affect on the Property, or Borrower's ability to perform their obligations under the Loan Documents.

     5.11   Title to Property.  Borrower has good and merchantable title to all
            -----------------
of its property and assets as disclosed in the financial information provided Lender and at the time of the recordation of the Security Documents shall have good and merchantable title to the Property, and there shall be no mortgages, liens, pledges or other encumbrances of any character on the Property, other than the Security Documents and Permitted Exceptions, without prior consent of Lenders.

     5.12   No Usury.  Borrower represents, warrants and covenants, for the
            --------
reliance and benefit of Lender, that the Loan is exempt from the usury law set forth in Article XV of the California Constitution. The Loan was arranged by Ira Norris, a duly licensed California real estate broker. Said broker, in his licensed capacity, has solicited the loan for Borrower in expectation of receiving compensation from Borrower and shall receive such compensation upon the funding of the Loan. Moreover, said broker has (a) introduced the parties to each other, (b) assisted the Borrower in the preparation of the supporting documentation for the Loan, and (c) participated in the negotiation of the terms of the Loan. Because the Loan is therefore exempt from the usury law, Borrower hereby knowingly waives any defense it may have to the payment of the Loan pursuant to its terms and any claim that the Loan is usurious.

SECTION 6.  AFFIRMATIVE AND NEGATIVE COVENANTS.
            ----------------------------------

     Until payment of the Note in full and performance of all obligations of Borrower under the Loan Documents, unless Lender otherwise consent in writing:

     6.1    Completion of Improvements.  Borrower shall proceed with all due
            --------------------------
diligence to comply with the requirements set for in Section 5.9 above and to commence construction of the Improvements. Borrower shall diligently proceed with construction of the Improvements.

     6.2    Conformity with Improvement Plans and Other Requirements.  Borrower
            --------------------------------------------------------
agrees to construct the Improvements in conformity with the Improvement Plans and in conformity with all applicable Laws and other requirements, and in a good and workmanlike manner with materials of good quality.

     6.3    Encroachments.  Borrower agrees that the Improvements shall be
            -------------
constructed entirely on the Property and will not encroach upon or overhang any lot line or boundary easement or right-of-way nor encroach upon the land of others.

     6.4    Compliance with Requirements.  Borrower shall comply with all
            ----------------------------
conditions, covenants, restrictions, leases, easements, reservations, rights and rights-of-way and all applicable Laws and other requirements relating to the Property and the Project, and obtain all necessary approvals, consents, licenses and permits of any Governmental Agency, including without limitation those set forth in Section 5.9.

     6.5    Completion of Offsite Improvements.  Borrower represents and agrees
            ----------------------------------
that all streets and offsite improvements adjacent to and serving the Property have been or shall be completed; and all utility services necessary for the construction of the Improvements and the full utilization of the Property for its intended purpose, including water, sewer, gas, electric and telephone, have been or shall be completed and are available to the perimeter of the Property.

     6.6    Permits and Warranties.  Borrower shall deliver to Lender originals
            ----------------------
or copies of: (a) all permits and authorizations required in connection with the construction of the Improvements or the operation or occupation of the Property or any part thereof promptly upon issuance, and in any event before any act is done which requires the issuance of the respective permit or authorization, and
(b) all warranties and guaranties received from any Person furnishing labor, material, equipment, fixtures or furnishings in connection with the Project or the Property.

     6.7    Protection Against Liens and Claims.
            -----------------------------------

            (a) Borrower agrees to diligently file or procure the filing of a valid notice of completion upon completion of construction of the Improvements, diligently file or procure the filing of a notice of cessation upon the event of a cessation of labor on the work of construction on the Improvements for a continuous period of thirty (30) calendar days or more, and take all other reasonable steps to forestall the assertion of claims of lien against the Project or the Property or any part thereof. Borrower irrevocably appoints, designates and authorizes Lender as its agent, said agency being coupled with an interest, with the authority upon the occurrence and continuance of an Event of Default, but without any obligation, to file for record any notices of completion, cessation of labor, or any similar or other notices that Lender deems necessary or desirable to protect its interests hereunder or under the other Loan Documents.

            (b) Upon demand by Lender, Borrower agrees to make such demands or claims as Lender shall specify upon any or all Persons who have furnished labor, service, equipment or material to the Project. Borrower agrees to pay and obtain valid and enforceable lien-releases or waivers from all Persons who have furnished labor, service, equipment or material to the Project, except that Borrower shall not be required to pay any claim for labor, service, equipment or material that is being contested in good faith by appropriate proceedings as long as no claim of lien has been recorded or, if a claim of lien has been recorded, within ten (10) calendar days thereafter, Borrower either has obtained and recorded a surety bond, in form and substance satisfactory to Lender, sufficient to release the Property from the lien and from any action brought to foreclose the lien or has cause the title insurer who has issued the Title Policy to issue, in form and substance satisfactory to Lender, an indorsement to the Title Policy insuring the priority of the lien of the Deed of Trust over the claim of lien.

            (c) In the event that any claim is asserted against Lender by any Person furnishing labor, service, equipment or material to the Project, Borrower shall, upon demand by Lender, take such action as Lender may require to release Lender from any obligation or liability with respect to such claim, including without limitation (i) if the claim is being contested in good faith by appropriate proceedings, obtaining of a bond or other security, in form, substance and amount satisfactory to Lender, or (ii) payment of such claim. If Borrower fails to take such action, Lender may, in its sole discretion, file an interpleader action requiring all claimants to interplead and litigate their respective claims, and in any such action Lender shall be released and discharged from all obligations with respect to any funds deposited in Court, and Lender's costs and expenses, including without limitation actual attorneys' fees, shall be paid from such funds.

Any such funds deposited in court and all costs and expenses of Lender in connection therewith shall be deemed to be Disbursements under the Note.

     6.8    Sale or other Encumbrances.
            --------------------------

            (a) In order to induce Lender to make the loan secured hereby, Borrower agrees that if the Property or any part thereof or any interest therein, shall be sold (except sales for which a partial release of the Deed of Trust shall be made pursuant to the Loan Agreement), assigned, transferred, conveyed, pledged, mortgaged or encumbered with financing other than that secured hereby or otherwise alienated by Borrower whether voluntarily or involuntarily or by operation of law, except as shall be specifically hereinafter permitted or without the prior written consent of Lender, then Lender, at its option, may declare the Note secured hereby and all other obligations hereunder to be forthwith due and payable. Except as shall be otherwise specifically provided herein, any (a) change in the legal or equitable ownership of the Property whether or not of record, (b) change in the form of entity of Borrower, (c) change in ownership (including the hypothecation or encumbrance thereof) of a majority of the stock in Borrower held by Ira Norris, or (d) change in the controlling executives and directors of Borrower shall be deemed a transfer of an interest in the Property. In connection herewith, the financial stability and managerial and operational ability of Borrower is a substantial and material consideration to Lender in its agreement to make the loan to Borrower secured hereby. The transfer of an interest in the Property may materially alter and reduce Lender's security for the indebtedness secured hereby. Moreover, Lender has agreed to make its loan based upon the presumed value of the Property and the Rents and Profits thereof. Therefore, it will be a diminution of Lender's security if junior financing, except as shall be permitted by Lender, or if other liens or encumbrances should attach to the Property.

            (b) Borrower may request Lender to approve a sale or transfer of the Property to a party who would become the legal and equitable owner of the Property and would assume any and all obligations of Borrower under the Loan Documents (the "Purchaser"). Lender shall not be obligated to consider or approve any such sale, transfer or assumption or request for the same. However, upon such request, Lender may impose limiting conditions and requirements to its consent to an assumption.

            (c) In the event ownership of the Property, or any part thereof, becomes vested in a person or persons other than Borrower, the Lender may deal with such successor or successors in interest with reference to the Note or the Deed of Trust in the same manner as with Borrower, without in any way releasing, discharging or otherwise affecting the liability of Borrower under the Note, the Deed of Trust or the other Loan Documents. No sale of Borrower's interest in the Property, no forbearance on the part of Lender, no extension of the time for the payment of the Deed of Trust indebtedness or any change in the terms thereof consented to by Lender shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of the Borrower herein, either in whole or in part. Any deed conveying the Property, or any part thereof, shall provide that the grantee thereunder assume all of Borrower's obligations under the Note, the Deed of Trust and all other Loan Documents. In the event such deed shall not contain such assumption, Lender shall have all rights reserved to it hereunder in the event of a default or if Lender shall not elect to exercise such rights and remedies, the grantee under such deed shall nevertheless be deemed to have assumed such obligations by acquiring the Property or such portion thereof subject to the Deed of Trust. Nothing contained in this section shall be construed to waive the restrictions against the transfer of the Property contained in Section 6.8(a).

     6.9    Removal of Personalty.  Borrower shall not:
            ---------------------

            (a) install in or otherwise use in connection with the Project any materials, equipment or fixtures under any security agreements or similar agreements however denominated whereby the right is reserved or accrues to anyone to remove or repossess any such items or whereby any Person other than Lender reserves or acquires a lien upon such items; or

            (b) remove or permit the removal of any fixtures or personalty located on the Property or used in connection with the Project, except for tools and construction equipment intended for use in connection with the construction of other improvements, unless actually replaced by an article of equal suitability and value, owned by Borrower free and clear of any lien or security interest other than the Security Documents.

     6.10   Payment of Taxes, Assessments and Charges.  Borrower shall pay,
            -----------------------------------------
prior to delinquency, all taxes, assessments, charges and levies imposed by any Governmental Agency which are or may become a lien affecting the Property or any part thereof, including without limitation assessments on any appurtenant water stock; except that Borrower shall not be required to pay and discharge any tax, assessment, charge or levy that is being actively contested in good faith by appropriate proceedings, as long as Borrower has established and maintains reserves adequate to pay any liabilities contested pursuant to this Section in accordance with generally accepted accounting principles and, by reason of nonpayment, none of the property covered by the Security Documents or the lien or security interest of Lender is in danger of being lost of forfeited.

     6.11   Insurance.  The Borrower shall at all times maintain the following
            ---------
policies of insurance:

            (a) prior to completion of the Improvements, builder's "all risk" insurance ("completed value" form), including "course of construction" coverage, covering the Improvements and any Personal Property;

            (b) from and after completion of the Improvements, property "all risk" insurance covering the Improvements and any Personal Property;

            (c) commercial general liability insurance in favor of the Borrower (and naming the Lender as an additional insured) in an aggregate amount not less than $2,000,000.00 (or such greater amount as may be specified by the Lender from time to time) combined single limit; and

            (d) such other insurance as may be required by applicable Laws (including worker's compensation and employer's liability insurance) or as the Lender may reasonably require from time to time (including "all risk" insurance with respect to any other improvements now or in the future located on the Real Property and comprehensive form boiler and machinery insurance, if applicable, rental loss insurance and business interruption insurance).

     The Borrower shall also cause each subcontractor to maintain a policy of commercial general liability insurance and, upon request by the Lender, shall cause the Architect and any engineer engaged in connection with the Project to maintain a policy of professional liability insurance, in each case for such periods and in such amounts as the Lender may reasonably require from time to time.

     Each policy of property insurance required by this Section shall be in an amount not less than the full replacement cost of the property covered by such policy, shall contain a "waiver of coinsurance" provision, a "full replacement cost" indorsement, shall insure each Lot against flood loss risk to the maximum available policy amount if the Land is located in a Flood Hazard Area, and shall name the Lender as an "additional insured and/or loss payee." Each policy of commercial general liability insurance required by this Section shall cover personal injury, property liability and (where applicable) completed operations and such insurance shall be primary and non-contributing with any other insurance available to the Lender. All insurance policies and certificates evidencing such policies shall be in form and substance and issued by insurers reasonably satisfactory to the Lender, and shall contain such deductible and such endorsements as the Lender may reasonably require. Upon request by the Lender from time to time, the Borrower shall deliver to the Lender originals or copies of all such insurance policies and certificates evidencing such policies.

     6.12   Title Insurance Endorsements.  Borrower shall deliver or cause to be
            ----------------------------
delivered to Lender, in form and substance satisfactory to Lender, the following endorsements to the Title Policy: 100, 101.4 and a Subdivision Map Act endorsement, and such other endorsement and binders as Lender may from time to time require.

     6.13   Books and Records.  Borrower shall: (a) maintain full and complete
            -----------------
books of account and other records reflecting the results of its operations (in conjunction with any other business as well as specifically with respect to the Project) in accordance with generally accepted accounting principles applied on a consistent basis; and (b) permit Lender and its agents, at any time and from time to time, to inspect and copy all books and records pertaining to the Project or the Project Documents.

     6.14   Entry and Inspection.  Lender and its agents shall, at all times,
            --------------------
have the right of entry and free access to the Project and the right to inspect all work done, labor performed, and materials furnished in and about the Project. If, at any time, Lender determines, in its sole discretion, that regular inspections of the Project are required, either by Disbursement Agent or another representative of Lender, then Borrower shall allow free access to such inspector. Such inspection shall be performed at Borrower's expense, with the cost thereof to be paid upon demand by Borrower.

     6.15   Physical Security of Project.  Borrower shall take appropriate
            ----------------------------
measures to protect the physical security of the Project and the Property.

     6.16   Reporting and Requirements.  Borrower shall cause to be delivered to
            --------------------------
Lender, in form and detail satisfactory to Lender:

            (a) promptly upon Borrower's learning thereof, notice of:

                    (i) any litigation affecting or relating to Borrower, the Property or the Project;

                   (ii) any dispute between Borrower and any Governmental Agency relating to the Property or the Project, the adverse determination of which would adversely affect the Property or the Project;

                  (iii) any threat or commencement of proceedings in condemnation or eminent domain relating to the Property;

                   (iv) any Event of Default or event which, with the giving of notice and/or the passage of time, could become an Event of Default; and

                    (v) any change in the executive management personnel of Borrowers.

            (b) as soon as available, and in any event within thirty (30) calendar days after the end of each month during the term of the Loan, a subdivision status report for the Project for the month most recently ended (which status report shall contain an itemized breakdown of the progress of construction, sales of Lots, the gross revenues and all costs and expenses with respect to the Project for such month), in reasonable detail and prepared in accordance with generally accepted accounting principles applied on a consistent basis, and certified as accurate by an officer of Borrower;

            (c) as soon issued to the public, annual financial statements applicable to Borrower, in reasonable detail and prepared in accordance with generally accepted accounting principles applied on a consistent basis;

            (d) promptly upon receipt thereof, any audited financial information applicable to Borrower; and

            (e) such other information relating to Borrower, the Property and/or the Project as Lender may request from time to time.

     6.17   Surveys.  Borrower agrees to furnish Lender all of the following:
            -------

            (a) such survey as may be required by the Title Company in order to issue the Title Policy; and

            (b) upon request by Lender, immediately upon completion of the foundations any of the Improvements, a survey made and certified by a licensed engineer or surveyor showing the locations of the Improvements located on the Property and showing that the Improvements are located entirely within the Property lines and do not encroach upon any easement, or breach or violate any Law or any covenant, condition or restriction of record, or any building or zoning ordinance.

     6.18   Management of Property and Project. Borrower shall not enter into
            ----------------------------------
any agreement providing for the management, leasing or operation of the Property or the Project without the prior written consent of the Lender.

     6.19   Defense of Vested Right, Modification of Vested Rights.  Borrower
            ------------------------------------------------------
shall at all times, at its own cost and expense take, pursue and assert all such actions and defenses as are necessary to perfect, maintain and protect its vested development rights with respect to the Property. Should Borrower fail to do so, Lender may do so either in its own name or the name of the Borrower, and all unrecovered fees, costs and expenses incurred by Lender in connection therewith shall be payable by Borrower to Lender on demand, shall bear interest at the Default Rate specified in the Note, and shall be secured by the Deed of Trust. Borrower shall not modify, amend, cancel, terminate or otherwise alter any development rights or entitlements with respect to the Property, without Lender's prior written consent, which consent shall not be unreasonably withheld.


SECTION 7 Intentionally Omitted.
          ---------------------


SECTION 8: EVENTS OF DEFAULT AND REMEDIES UPON DEFAULT.
           -------------------------------------------

     8.1    Events of Default. The occurrence of any one or more of the
            -----------------
following, whatever the reason therefor, shall constitute an Event of Default hereunder:

            (a) Borrower shall fail to pay any installment of principal or interest on the Note when due, or any other amount owing under this Agreement or the other Loan Documents; or

            (b) Borrower shall fail to perform or observe any term, covenant or agreement contained in any of the Loan Documents on its part to be performed or observed, other than the failure to make a payment covered by Section 8.1(a), and such failure shall continue uncured as of the earliest of thirty (30) calendar days after the occurrence of such failure or ten (10) calendar days after written notice of such failure is given by Lender to Borrower (the cure period set forth in this Section 8.1(b) shall not apply to any other Events of Default); or

            (c) any representation or warranty in any of the Loan Documents or in any certificate, agreement, instrument or other document made or delivered pursuant to or in connection with any of the Loan Documents proves to have been incorrect in any material respect when made; or

            (d) the Project is not completed in conformity with the Improvement Plans in an orderly and expeditious manner, free and clear of mechanics', materialmen's or other liens asserted by suppliers of labor, service, equipment or material to the Project (except for liens for which Borrower has provided a surety bond pursuant to Section 6.11 hereof); or

            (e) work ceases on the Project for thirty (30) consecutive calendar days for any reason whatsoever; or

            (f) the Property is destroyed by fire or other casualty or damaged thereby to an extent that would, in Lender's reasonable judgment, prevent or preclude the completion of the Project in conformity with the Improvement Plans in an orderly and expeditious manner; or

            (g) any condition or circumstance arises or exists at any time by reason of governmental order, decree or regulation, shortage of materials or for any other reason whatsoever that would, in Lender's reasonable judgment, prevent or preclude the completion of the Project in conformity with the Improvement Plans in an orderly and expeditious manner; or

            (h) Borrower is enjoined by any Governmental Agency from constructing the Improvements or performing its obligations hereunder, such injunction is not released or stayed within thirty (30) calendar days after the granting thereof, and Lender reasonably determines that such injunction may prevent or preclude the completion of the Project in conformity with the Improvement Plans in an orderly and expeditious manner; or

            (i) all or a substantial portion of the Property is condemned, seized or appropriated by any Governmental Agency; or

            (j) Borrower is dissolved or liquidated, or otherwise ceases to exist, or all or substantially all of the assets of Borrower are sold or otherwise transferred without Lender's written consent; or

            (k) Borrower is the subject of an order for relief by the bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or Borrower applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of Borrower, as the case may be, and the appointment continues undischarged or unstayed for thirty (30) calendar days; or Borrower institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceedings relating to it or to all or any part of its property under the Laws of any jurisdictional or any similar proceeding is instituted without the consent of Borrower and continues undismissed or unstayed for thirty (30) calendar days; or any judgment, writ, attachment, execution or similar process is issued or levied against all or any part of the Property or Borrower and is not released, vacated or fully bonded within thirty (30) calendar days after its issue or levy; or

            (l) Borrower shall cease to act as general contractor for the Project, and Borrower shall fail to obtain Lender's approval of a new general contractor within twenty (20) calendar days thereafter; or

            (m) there shall occur a material adverse change in the financial condition of Borrower from its financial condition as of the date of this Agreement, as determined by Lender in its reasonable discretion, which change will reasonably result in Borrower being unable to repay the Note in a timely manner; or

            (n) any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of Lender or the satisfaction in full of all indebtedness and obligations of Borrower under the Loan Documents, ceases to be in full force and effect or is declared to be null and void by a court of competent jurisdiction; or Borrower or any officer, director, or shareholder of Borrower claims that any Loan Document is ineffective or unenforceable, in whole or in part, or denies that it has any or further liability or obligation under any Loan Document unless all indebtedness and obligations of Borrower thereunder have been fully paid and performed; or

            (o) any lien or security interest created by any Security Document, at any time after the execution and delivery of that Security Document and for any reason other than the agreement of Lender or the satisfaction in full of all indebtedness and obligations of Borrower under the Loan Documents, ceases or fails to constitute a valid, perfected and subsisting lien or security interest in and to the Property purported to be covered thereby, subject only to the Permitted Exceptions; or

            (p) any default occurs in any loan document or other agreement by and between Borrower and Lender or by Borrower in favor of Lender with reference to the Loan or otherwise, or any default occurs in any loan document regarding any loan secured by the Property or any portion thereof.

     8.2    Remedies Upon Default.  Upon the occurrence of any Event of Default,
            ---------------------
Lender may, at its option, do any or all of the following:

            (a) declare the principal of all amounts owing under the Note, this Agreement and the other Loan Documents and other obligations secured by the Security Documents, including the Prepayment Fee, if any, together with interest thereon, and any other obligations of Borrower to Lender to be forthwith due and payable, regardless of any other specified maturity or due date, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, and without the necessity of prior recourse to any security;

            (b) take possession of the Property and let contracts for, or otherwise proceed with, the finishing of the Improvements and pay the cost thereof; and if Lender advances its own funds for such purposes, such funds shall be considered advances under the

Note and shall be secured by the Security Documents, notwithstanding that such advances may cause the total amount advanced under the Note to exceed the face amount of the Note or the amount committed to be advanced pursuant to this Agreement, and Borrower shall immediately upon demand reimburse Lender therefor, together with interest thereon as if such advances were advances under the Note, from the date of such advance until the date of reimbursement;

            (c) terminate Borrower's right to receive any portion of the proceeds from the sale of any Lot until the Loan is repaid in full;

            (d) terminate Disbursements of the Loan and all rights of Borrower and obligations of Lender under the Loan Documents; and

            (e) exercise any and all of its rights under the Loan Documents, including but not limited to the right to take possession of and foreclose on any security, and exercise any other rights with respect to any security, whether under the Security Documents or any other agreement or as provided by Law, all in such order and in such manner as Lender in its sole discretion may determine.

     8.3    Cumulative Remedies; No Waiver.  All remedies of Lender provided for
            ------------------------------
herein are cumulative and shall be in addition to any and all other rights and remedies provided in the other Loan Documents or provided by Law from time to time. The exercise of any right or remedy by Lender hereunder shall not in any way constitute a cure or waiver of any default hereunder or under any of the other Loan Documents, nor invalidate any notice of default or any act done pursuant to any such notice, nor prejudice Lender in the exercise of any rights hereunder or under the Loan Documents. No waiver by Lender of any default by Borrower hereunder shall be implied from any omission by Lender to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default expressly made the subject of the waiver. Any such express waiver shall be operative only for the time and to the extent therein stated. Any waiver of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Lender to or of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary consent or approval to or of any subsequent act.

SECTION 9: MISCELLANEOUS.
           -------------

     9.1    Performance by Lender. In the event that Borrower shall default in
            ---------------------
or fail to perform any of its obligations under the Loan Documents, Lender shall have the right, but not the duty, without limitation upon any of Lender's rights pursuant thereto, to perform the same, and Borrower agrees to pay to Lender, on demand, all costs and expenses incurred by Lender in connection therewith, including without limitation actual attorneys' fees, together with interest thereon from the date of expenditure at the Default Rate.

     9.2    Actions.  Lender shall have the right to commence, appear in, and
            -------
defend any action or proceeding purporting to affect the rights or duties of the parties hereunder or the payment of any funds, and in connection therewith Lender may pay necessary expenses, employ counsel, and pay reasonable attorneys' fees. Borrower agrees to pay to Lender, on demand, all costs and expenses incurred by Lender in connection therewith, including without limitation actual attorneys' fees, together with interest thereon from the date of expenditure at the Default Rate.

     9.3    Advances Obligatory. Anything herein to the contrary
            -------------------
notwithstanding, it is specifically understood and agreed that any advances made by Lender pursuant to this Agreement, including, but not limited to, all funds advanced by Lender, shall be deemed advanced by Lender under an obligation to do so, regardless of the person or entity to whom such advance is made. Advances made in the reasonable exercise of Lender's judgment that such are necessary to complete the Improvements or to protect its security are to be deemed obligatory advances hereunder and are to be secured by the Note and Deed of Trust, and such security shall relate back to the original recording of the Deed of Trust.

     9.4    Nonliability of Lender.  Borrower acknowledges and agrees that:
            ----------------------

            (a) any inspections of the construction of the Improvements made by or through Lender are for purposes of administration of the Loan only and Borrower is not entitled to rely upon the same with respect to the quality, adequacy or suitability of materials or workmanship, conformity to the Improvement Plans, state of completion or otherwise; Borrower shall make its own inspections of such construction to determine that the quality of the Improvements and all other requirements of such construction are being performed in a manner satisfactory to Borrower and in conformity with the Improvement Plans and all applicable Laws; and Borrower shall immediately notify Lender, in writing, should the same not be in conformity with the Improvement Plans and all applicable laws;

            (b) by accepting or approving anything required to be observed, performed, fulfilled or given to Lender pursuant to the

Loan Documents, including any certificate, statement of profit and loss or other financial statement, survey, appraisal, lease or insurance policy, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto By Lender;

            (c) Lender neither undertakes nor assumes any responsibility or duty to Borrower to select, review, inspect, supervise, pass judgment upon or inform Borrower of any matter in connection with the Project, including without limitation matters relating to the quality, adequacy or suitability of: (i) the Improvement Plans or any Change Orders, (ii) architects, contractors, subcontractors and material men employed or utilized in connection with the construction of the Improvements, or the workmanship of or the materials used by any of them, or (iii) the progress or course of construction and its conformity or nonconformity with the Improvement Plans or any Change Orders; and Borrower shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or information supplied to Borrower by Lender in connection with such matters is for the protection of Lender only and neither Borrower nor any third party is entitled to rely thereon;

            (d) Lender owes no duty of care to protect Borrower against negligent, faulty, inadequate or defective building or construction;

            (e) the relationship of Borrower and Lender under the Loan Documents is, and shall at all times remain, solely that of borrower and lender, and Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any other Person with respect to the Property or Loan, except as expressly provided in the Loan Documents; and notwithstanding any other provision of the Loan Documents: (i) Lender is not, and shall not be construed as, a partner, joint venturer, alter-ego, manager, controlling person or other business associate or participant of any kind of Borrower and Lender does not intend to ever assume such status; (ii) Lender's activities in connection with the Loan Documents shall not be "outside the scope of the activities of a lender of money" under Nevada law, as amended or recodified from time to time, and Lender does not intend to ever assume any responsibility to any Person for the quality, suitability, safety or condition of the Property or Improvements; and (iii) Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Borrower; and

            (f) Lender shall not be directly or indirectly liable or responsible for any loss, claim, cause of action, liability, indebtedness, damage or injury of any kind or character to any Person or property arising from any construction on, or occupancy or use of, any of the Property, whether caused by, or arising from: (i) any defect in any building, structure, grading, fill, landscaping, or other improvements thereon or in any on-site or off-site improvement or other facility therein or thereon; (ii) any act or omission of Borrower or any of Borrower's agents, employees, independent contractors, licensees or invitees; (iii) any accident in or on any of the Property or any fire, flood or other casualty or hazard thereon; (iv) the failure of Borrower, any of Borrower's licensees, employees, invitees, agents, independent contractors or other representatives to maintain any of the Property in a safe condition; and (v) any nuisance made or suffered on any part of the Property.

     9.5    No Third Parties Benefitted.  This Agreement is made for the purpose
            ---------------------------
of defining and setting forth certain obligations, rights and duties of Borrower and Lender in connection with the Loan. It shall be deemed a supplement to the Note and the Security Documents, and shall not be construed as a modification of the Note or the Security Documents, except as provided herein. It is made for the sole protection of Borrower and Lender, and Lender's successors and assigns. No other Person shall have any rights of any nature hereunder or by reason hereof.

     9.6    Indemnity.  Borrower indemnifies Lender against, and holds Lender
            ---------
harmless from, any and all losses, damages (whether general, punitive or otherwise), liabilities, claims, cause of action (whether legal, equitable or administrative), judgments, court costs and legal or other expenses, including attorneys' fees, which Lender may suffer or incur as a direct or indirect consequence of: (a) Lender's performance of this Agreement or any of the Loan Documents, including, without limitation, Lender's exercise or failure to exercise any rights, remedies or powers in connection with this Agreement or any of the Loan Documents but excluding charges and assessments by Governmental Agencies imposed upon the Lender in the normal course of the Lender's business such as taxes and regulatory fees; (b) Borrower's failure to perform any of Borrower's obligations as and when required by this Agreement or any of the other Loan Documents, including, without limitation, any failure, at any time, of any representation or warranty of Borrower to be true and correct and any failure by Borrower to satisfy any condition; (c) any claim or cause of action of any kind by any Person to the effect that Lender is in any way responsible or liable for any act or omission by Borrower, whether on account of any theory or derivative liability or otherwise, including but not limited to any claim or cause of action for fraud, misrepresentation, tort or willful misconduct; (d) any act or omission by Borrower, any contractor, subcontractor or material supplier, engineer, architect, or any other Person with respect to any of the Property or Improvements; or (e) any claim or cause of action of any kind by any Person which would have the effect of denying Lender the full benefit or protection of any provision of this Agreement or the Loan Documents but excluding charges and assessments by Governmental Agencies imposed upon Lender in the normal course of Lender's business such as taxes and regulatory fees. Lender's rights of indemnity shall not be directly or indirectly limited, prejudiced, impaired or eliminated in any way by any finding or allegation that Lender's conduct is active, passive or subject to any other classification or that Lender is directly or indirectly responsible under any theory of any kind, character or nature for any act or omission by Borrower or any other Person. Notwithstanding the foregoing, Borrower shall not be obligated to indemnify Lender with respect to any intentional tort or act of gross negligence which Lender is personally determined by the judgment or a court of competent jurisdiction (sustained on appeal, if any) to have committed. Borrower shall pay any indebtedness arising under this indemnity to Lender immediately upon demand by Lender together with interest thereon from the date such indebtedness arises until paid at the Default Rate. Borrower's duty to defend and indemnify Lender shall survive the release and cancellation of the Note and the release and reconveyance or partial release and reconveyance of the Deed of Trust.

     9.7    Commissions. Borrower hereby indemnifies Lender from the claim of
            -----------
any Person for a commission or fee, including, without limitation, any claim for a fee from Ira Norris.

     9.8    Lenders' Representative.  The Lender hereby appoints USA Commercial
            -----------------------
Mortgage Company, by and through its officers and agents, to administer the Loan on his behalf, to make all necessary demands on Borrower and to execute and deliver all approvals and notices to be given by Lender hereunder.

     9.9    Binding Effect; Assignment. This Agreement shall be binding upon and
            --------------------------
inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign its rights or interests or delegate any of its duties under this Agreement or any of the other Loan Documents without the prior written consent of Lender.

     9.10   Amendments; Consents.  No amendment, modification, supplement,
            --------------------
termination or waiver of any provision of this Agreement or any of the other Loan Documents, and no consent to any departure by Borrower therefrom, may in any event be effective unless in writing signed by Lender, and then only in the specific instance and for the specific purpose given.

     9.11   Costs, Expenses and Taxes.  Borrower shall pay to Lender, on demand:
            -------------------------

            (a) the actual attorneys' fees and out-of-pocket expenses incurred by Lender in connection with the negotiation, preparation, execution, delivery and administration of this Agreement and any other Loan Documents and any matter related thereto;

            (b) the actual costs and expenses of Lender in connection with any modification of any Loan Document or in connection with the enforcement of this Agreement and any other Loan Document and any matter related thereto, including the actual fees and out-of-pocket expenses of any legal counsel, independent public accountants and other outside experts retained by Lender; and

            (c) all costs, expenses, fees, premiums and other charges relating or arising with respect to the Loan Documents or any transactions contemplated thereby or the compliance with any of the terms and conditions thereof, including, without limitation, the Disbursement Agent's fee, appraisal fees, inspection fees, cost review fees, recording fees filing fees, release or reconveyance fees, title insurance premiums, and the cost of realty tax service for the term of the Loan.

     All sums paid or expended by Lender under the terms of this Agreement and the other Loan Documents shall be considered to be a part of the Loan. Except as otherwise specifically stated herein, all such sums shall be secured by the Security Documents, shall ear interest from the date of expenditure as if such sums were advances under the Note, and shall be immediately due and payable by Borrower upon demand.

     9.12   Survival of Representations and Warranties.  All representations and
            ------------------------------------------
warranties of Borrower contained herein or in any other Loan Document shall survive the making of the Loan and the execution and delivery of the Note, and are material and have been or will be relied upon by Lender, notwithstanding any investigation made by Lender or on behalf of Lender. For the purpose of the foregoing, all statements contained in any certificate, agreement, financial statement, or other writing delivered by or on behalf of Borrower pursuant hereto or to any other Loan Document or in connection with the transactions contemplated hereby or thereby shall be deemed to be representations and warranties of Borrower contained herein or in the other Loan Documents, as the case may be.

     9.13   Notices. All notices to be given pursuant to this Agreement shall be
            -------
sufficient if given by personal services, by guaranteed overnight delivery services, by telex, telecopy or telegram or by being mailed postage prepaid, certified or registered mail, return receipt requested, to the described addresses of the parties hereto as set forth below, or to such other address as a party may request in writing. Any time period provided in the giving of any notice hereunder shall commence upon the date of personal service, the date after delivery to the guaranteed overnight delivery service, the date of sending the telex, telecopy or telegram or two (2) days after mailing certified or registered mail.

BORROWER'S ADDRESS:           Inco Homes Corporation
                              1282 West Arrow Highway
                              Upland, California 91786
                              Attn: Ira Norris

LENDERS' ADDRESSES:           c/o USA Commercial Mortgage Company
                              3900 Paradise Road, Suite 263
                              Las Vegas, Nevada 89109


WITH DUPLICATE NOTICE TO:     Goold, Patterson, DeVore & Rondeau
                              4496 So. Pecos Road
                              Las Vegas, Nevada  89121
                              Attn: Thomas J. DeVore, Esq.

     9.14   Further Assurances.  Borrower shall, at its sole expense and without
            ------------------
expense to Lender, do such further acts and execute and deliver such further documents as Lender from time to time may require for the purpose of assuring and confirming unto Lender the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document, or for assuring the validity of any security interest or lien under any Security Document.

     9.15   Governing Law.  This Agreement governing the contractual rights and
            -------------
obligations of Borrower and Lender shall be construed according to and governed by the laws of the State of Nevada, except to the extent that the laws of the State of California shall govern the perfection, priority and procedures for foreclosure of the lien created by the Deed of Trust. Borrower hereby consents to the jurisdiction of any competent court in the State of Nevada and consents to service of process by any means authorized by Nevada law in any action brought under or arising out of this Agreement.

     9.16   Severability of Provisions.  Any provision in any Loan Document that
            --------------------------
is held to be inoperative, unenforceable or invalid shall be inoperative, unenforceable or invalid without affecting the remaining provisions, and to this end the provisions of all Loan Documents are declared to be severable.

     9.17   Assignment or Sale of Participations by Lender.  Lender may, at any
            ----------------------------------------------
time, sell, transfer, assign or grant participations in the Loan and in the Loan Documents and Lender may forward to its Partners or to such participant and prospective participant all documents and information relating to the Loan and to Borrower, whether furnished by Borrower or otherwise, as Lender determines necessary or desirable. Lender may also reasonably divulge and advertise its making of the Loan and the amount thereof.

     9.18   Headings.  Section headings in this Agreement are included for
            --------
convenience of reference only and are not part of this Agreement for any other purpose.

     9.19   Time of the Essence.  Time is of the essence.
            -------------------

     9.20   Counterparts.  This Agreement may be executed in counterparts.
            ------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

"BORROWER":

Inco Homes Corporation, a Delaware
corporation


By:  /s/ Ira Norris
     ------------------------
     Ira Norris, President



"LENDER":



_________________________________
Frank J. Fertitta, Trustee
of the Frank J. Fertitta and
Victoria K. Fertitta Revocable Trust


USA Commercial Mortgage Company, Inc.,
a Nevada corporation

By:______________________________

Its:_____________________________

                                  EXHIBIT "A"

                             PERMITTED EXCEPTIONS
                             --------------------


     The permitted exceptions shall include:

     Exception Nos. A, B and C (with all taxes paid current), and 1 through 6, inclsive, as shown on that Preliminary Report issued by Orange Coast Title Company, No. S-112669-4, dated as of February 27, 1997 at 7:30 a.m.

                                  EXHIBIT "B"

                               LEGAL DESCRIPTION
                               -----------------

THE LAND REFERRED TO IN THIS REPORT IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN BERNARDINO, AND IS DESCRIBED AS FOLLOWS:

Lot 2 of Tract 13611, as per map filed in Book 220, Pages 1 through 4, inclusive of Maps, in the Office of the County Recorder of said County.

                                  EXHIBIT "C"
                                  -----------

                           Minimum Lot Sales Prices
                           ------------------------